UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03691

LORD ABBETT MID-CAP VALUE FUND, INC.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

Thomas R. Phillips, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 12/31

Date of reporting period: 12/31/2010

Item 1:	Report(s) to Shareholders.

2010

LORD ABBETT

ANNUAL

REPORT

Lord Abbett

Mid Cap Value Fund

For the fiscal year ended December 31, 2010

Lord Abbett Mid Cap Value Fund

Annual Report

For the fiscal year ended December 31, 2010

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Lord Abbett Mid Cap Value Fund for the fiscal year ended December 31, 2010. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries by the Fund’s portfolio managers.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow

Chairman

For the fiscal year ended December 31, 2010, the Fund returned 25.55%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell Midcap® Value Index,1 which returned 24.75% over the same period.

The broad market generally advanced during the beginning of 2010, peaking in April. It then entered a period of dramatic uncertainty during the summer, and rallied strongly in the fourth quarter. The Fund’s holdings in fundamentally strong and attractively valued companies have benefited from generally improving economic conditions and market sentiment. While the market continued to present timely investment opportunities, the market also required the rigorous execution of our sell discipline.

During the 12-month period, positive stock selection within the industrials and information technology sectors was the largest contributor to Fund performance. Within the industrials sector, Eaton Corp., a maker of fluid power systems and vehicle transmissions, saw its shares rise on better than expected earnings driven by its rapidly recovering end markets. Within the information technology sector, shares of Verifone Holdings Inc., a maker of electronic payment systems, were buoyed by strong demand for the firm’s next-generation encryption products sold to its tier one retailer and petroleum customers, as well as traction in its emerging media business. A relative overweight within the consumer discretionary sector, along with excellent stock selection, also aided relative Fund performance. Shares of Wabco Holdings Inc., a commercial vehicle components manufacturer, benefited from a recovery in European truck production, as well as higher sales and profits in emerging markets.

The largest detractor from Fund performance during the 12-month period was poor stock selection within the strong performing energy sector. Shares of natural gas company Williams Companies, Inc. lagged the overall energy sector due to depressed natural gas prices and commodity-price weakness. A large overweight within the lackluster health care sector also hampered Fund performance, along with poor stock selection within the materials sector. Steel maker Steel Dynamics, Inc. was hurt by low demand for metal, high raw material costs, and a slow recovery within the construction industry. The profits of glass container manufacturer Owens Illinois, Inc. suffered due to foreign currency headwinds.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1  The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks also are included in the Russell 1000® Value Index.

Unless otherwise specified, the index reflects total return, with all dividends reinvested. The index is unmanaged, does not reflect the deduction of fees or expenses, and is not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

The views of the Fund’s management and the portfolio holdings described above are as of December 31, 2010; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See “Notes to Financial Statements” for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell Midcap® Value Index and the S&P MidCap 400 Value Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended December 31, 2010

	1 Year	5 Years	10 Years	Life of Class
Class A3	18.34%	0.50%	5.30%	–
Class B4	20.72%	0.89%	5.37%	–
Class C5	24.74%	1.03%	5.25%	–
Class F6	25.84%	–	–	-2.80%
Class I7	25.98%	2.05%	6.29%	–
Class P7	25.43%	1.58%	5.82%	–
Class R2[8]	25.24%	–	–	3.67%
Class R3[9]	25.38%	–	–	3.78%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance of each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended December 31, 2010, is calculated using the SEC-required uniform method to compute such return.

4    Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6    Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7    Performance is at net asset value.

8    Class R2 shares commenced operations on March 24, 2008 and performance for the Class began March 31, 2008. Performance is at net asset value.

9    Class R3 shares commenced operations on March 24, 2008 and performance for the Class began March 31, 2008. Performance is at net asset value.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 through December 31, 2010).

Actual Expenses

For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period 7/1/10 – 12/31/10” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/10	12/31/10	7/1/10 - 12/31/10
Class A
Actual	$1,000.00	$1,289.80	$6.52
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.52	$5.75
Class B
Actual	$1,000.00	$1,286.40	$10.26
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.22	$9.05
Class C
Actual	$1,000.00	$1,285.70	$10.25
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.22	$9.05
Class F
Actual	$1,000.00	$1,292.00	$5.08
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.85	$4.48
Class I
Actual	$1,000.00	$1,292.50	$4.51
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.28	$3.97
Class P
Actual	$1,000.00	$1,289.70	$7.10
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.01	$6.26
Class R2
Actual	$1,000.00	$1,289.00	$7.96
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.32	$7.02
Class R3
Actual	$1,000.00	$1,289.30	$7.39
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.82	$6.51

†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.13% for Class A, 1.78% for Classes B and C, 0.88% for Class F, 0.78% for Class I, 1.23% for Class P, 1.38% for Class R2 and 1.28% for Class R3) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2010

Sector*	%**	Sector*	%**
Consumer Discretionary	12.95%	Information Technology	9.05%
Consumer Staples	1.68%	Materials	10.86%
Energy	11.36%	Telecommunication Services	1.51%
Financials	21.18%	Utilities	4.57%
Health Care	11.24%	Short-Term Investment	2.16%
Industrials	13.44%	Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

December 31, 2010

Investments	Shares	Value (000)
COMMON STOCKS 98.22%

Airlines 0.83%
Southwest Airlines Co.	1,600,000	$20,768

Auto Components 0.97%
Gentex Corp.	345,000	10,198
Lear Corp.*	141,786	13,996

Total		24,194

Capital Markets 5.08%
Affiliated Managers Group, Inc.*	280,000	27,782
Invesco Ltd.	1,038,100	24,977
Lazard Ltd. Class A	1,542,467	60,912
LPL Investment Holdings, Inc.*	345,400	12,562

Total		126,233

Chemicals 4.43%
Air Products & Chemicals, Inc.	268,900	24,456
Ashland, Inc.	224,100	11,398
Celanese Corp. Series A	210,000	8,646
Eastman Chemical Co.	214,776	18,058
Huntsman Corp.	627,900	9,801
LyondellBasell Industries NV Class A (Netherlands)*(a)	503,700	17,327
Olin Corp.	993,191	20,380

Total		110,066

Commercial Banks 10.53%
City National Corp.	745,247	45,728
Comerica, Inc.	840,000	35,482
Commerce Bancshares, Inc.	601,582	23,901
Cullen/Frost Bankers, Inc.	455,000	27,810
Hancock Holding Co.	175,000	6,100
KeyCorp	2,850,000	25,222
M&T Bank Corp.	249,580	21,726
Signature Bank*	428,428	21,421
TCF Financial Corp.	2,100,000	31,101

Investments	Shares	Value (000)
UMB Financial Corp.	247,168	$10,238
Zions Bancorporation	540,000	13,084

Total		261,813

Commercial Services & Supplies 1.10%
Republic Services, Inc.	918,900	27,438

Computers & Peripherals 0.71%
Diebold, Inc.	550,000	17,627

Containers & Packaging 1.72%
Ball Corp.	252,309	17,170
Greif, Inc. Class A	415,000	25,688

Total		42,858

Diversified Financial Services 1.10%
CIT Group, Inc.*	583,100	27,464

Diversified Telecommunication Services 1.51%
CenturyLink, Inc.	814,900	37,624

Electric: Utilities 1.32%
Northeast Utilities	455,569	14,524
PPL Corp.	693,600	18,256

Total		32,780

Electrical Equipment 0.70%
AMETEK, Inc.	443,992	17,427

Electronic Equipment, Instruments & Components 0.83%
Tyco Electronics Ltd. (Switzerland)(a)	581,500	20,585

Energy Equipment & Services 5.31%
Halliburton Co.	818,400	33,415
Helmerich & Payne, Inc.	261,200	12,663
Pride International, Inc.*	276,331	9,119
Superior Energy Services, Inc.*	695,900	24,350
Weatherford International Ltd. (Switzerland)*(a)	2,305,000	52,554

Total		132,101

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2010

Investments	Shares	Value (000)
Food Products 1.69%
Bunge Ltd.	640,288	$41,952

Gas Utilities 2.03%
EQT Corp.	912,209	40,903
Questar Corp.	554,600	9,656

Total		50,559

Health Care Equipment & Supplies 3.39%
Beckman Coulter, Inc.	132,400	9,960
Cooper Cos., Inc. (The)	281,697	15,871
Kinetic Concepts, Inc.*	646,600	27,080
St. Jude Medical, Inc.*	287,600	12,295
Zimmer Holdings, Inc.*	355,000	19,056

Total		84,262

Health Care Providers & Services 4.15%
AmerisourceBergen Corp.	213,700	7,291
Coventry Health Care, Inc.*	377,500	9,966
HealthSouth Corp.*	890,000	18,432
Humana, Inc.*	199,900	10,943
McKesson Corp.	346,800	24,408
Patterson Cos., Inc.	280,200	8,583
Universal Health Services, Inc. Class B	540,600	23,473

Total		103,096

Hotels, Restaurants & Leisure 0.97%
Marriott International, Inc. Class A	270,000	11,216
Penn National Gaming, Inc.*	370,000	13,005

Total		24,221

Household Durables 1.49%
Fortune Brands, Inc.	409,000	24,642
Tupperware Brands Corp.	260,700	12,428

Total		37,070

Industrial Conglomerates 0.74%
Tyco International Ltd. (Switzerland)(a)	445,500	18,462

Investments	Shares	Value (000)
Information Technology Services 4.13%
Fiserv, Inc.*	765,000	$44,798
VeriFone Systems, Inc.*	800,135	30,853
Western Union Co. (The)	1,457,510	27,066

Total		102,717

Insurance 3.72%
ACE Ltd. (Switzerland)(a)	239,000	14,878
Aon Corp.	572,000	26,318
Markel Corp.*	22,500	8,508
PartnerRe Ltd.	430,400	34,583
W.R. Berkley Corp.	299,400	8,198

Total		92,485

Machinery 9.18%
Dover Corp.	227,700	13,309
Eaton Corp.	305,840	31,046
Ingersoll-Rand plc (Ireland)(a)	648,900	30,557
Kennametal, Inc.	648,743	25,599
Oshkosh Corp.*	284,300	10,019
Pall Corp.	507,800	25,177
Parker Hannifin Corp.	275,000	23,732
Trinity Industries, Inc.	1,040,398	27,685
WABCO Holdings, Inc.*	676,500	41,219

Total		228,343

Media 6.16%
Interpublic Group of Cos., Inc. (The)*	6,500,000	69,030
Meredith Corp.	730,000	25,294
Omnicom Group, Inc.	1,285,000	58,853

Total		153,177

Metals & Mining 4.75%
Agnico-Eagle Mines Ltd. (Canada)(a)	344,500	26,423
IAMGOLD Corp. (Canada)(a)	1,417,100	25,224
Reliance Steel & Aluminum Co.	846,700	43,266
Royal Gold, Inc.	180,215	9,845
United States Steel Corp.	230,159	13,446

Total		118,204

See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2010

Investments	Shares	Value (000)
Multi-Line Retail 0.23%
Macy’s, Inc.	230,000	$5,819

Multi-Utilities 1.24%
CMS Energy Corp.	1,652,115	30,729

Oil, Gas & Consumable Fuels 6.09%
Cabot Oil & Gas Corp.	374,200	14,163
El Paso Corp.	3,223,151	44,351
Forest Oil Corp.*	196,941	7,478
Murphy Oil Corp.	258,200	19,249
QEP Resources, Inc.	920,200	33,412
Range Resources Corp.	434,000	19,521
Southwestern Energy Co.*	141,000	5,278
Williams Cos., Inc. (The)	323,500	7,997

Total		151,449

Pharmaceuticals 3.75%
Mylan, Inc.*	2,096,000	44,288
Par Pharmaceutical Cos., Inc.*	349,900	13,475
Warner Chilcott plc Class A (Ireland)(a)	935,000	21,094
Watson Pharmaceuticals, Inc.*	280,000	14,462

Total		93,319

Real Estate Investment Trusts 0.84%
Alexandria Real Estate Equities, Inc.	235,400	17,245
Duke Realty Corp.	287,289	3,580

Total		20,825

Road & Rail 0.93%
Heartland Express, Inc.	427,952	6,856
Kansas City Southern*	340,661	16,304

Total		23,160

Semiconductors & Semiconductor Equipment 1.43%
Analog Devices, Inc.	210,000	7,911
Micron Technology, Inc.*	2,301,300	18,456

Investments	Shares	Value (000)
National Semiconductor Corp.	665,305	$9,155

Total		35,522

Software 2.00%
Adobe Systems, Inc.*	870,000	26,779
Intuit, Inc.*	463,700	22,860

Total		49,639

Specialty Retail 2.59%
Guess?, Inc.	256,972	12,160
PetSmart, Inc.	517,200	20,595
Pier 1 Imports, Inc.*	3,004,900	31,551

Total		64,306

Textiles, Apparel & Luxury Goods 0.58%
VF Corp.	167,400	14,427

Total Common Stocks (cost $1,785,474,895)		2,442,721

	Principal Amount (000)
SHORT-TERM INVESTMENT 2.16%

Repurchase Agreement
Repurchase Agreement dated 12/31/2010, 0.04% due 1/3/2011 with Fixed Income Clearing Corp. collateralized by $53,525,000 of U.S. Treasury Note at 1.75% due 4/15/2013; value: $54,930,031; proceeds: $53,850,339 (cost $53,850,159)	$53,850	53,850

Total Investments in Securities 100.38% (cost $1,839,325,054)		2,496,571

Liabilities in Excess of Other Assets (0.38%)		(9,573)

Net Assets 100.00%		$2,486,998

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2010

ASSETS:
Investments in securities, at value (cost $1,839,325,054)	$2,496,570,740
Receivables:
Capital shares sold	10,713,623
Investment securities sold	7,030,525
Interest and dividends	1,896,732
Prepaid expenses and other assets	38,131
Total assets	2,516,249,751
LIABILITIES:
Payables:
Investment securities purchased	14,756,801
Capital shares reacquired	8,943,392
12b-1 distribution fees	2,379,389
Management fee	1,122,492
Directors’ fees	1,025,440
Fund administration	83,345
Accrued expenses	940,618
Total liabilities	29,251,477
NET ASSETS	$2,486,998,274
COMPOSITION OF NET ASSETS:
Paid-in capital	$3,705,168,475
Distributions in excess of net investment income	(1,010,464)
Accumulated net realized loss on investments	(1,874,405,423)
Net unrealized appreciation on investments	657,245,686
Net Assets	$2,486,998,274

See Notes to Financial Statements.

Statement of Assets and Liabilities (concluded)

December 31, 2010

Net assets by class:
Class A Shares	$1,610,245,917
Class B Shares	$121,888,607
Class C Shares	$278,241,474
Class F Shares	$76,443,553
Class I Shares	$138,035,947
Class P Shares	$247,864,054
Class R2 Shares	$509,485
Class R3 Shares	$13,769,237
Outstanding shares by class:
Class A Shares (700 million shares of common stock authorized, $.001 par value)	97,912,768
Class B Shares (200 million shares of common stock authorized, $.001 par value)	7,843,920
Class C Shares (200 million shares of common stock authorized, $.001 par value)	17,973,893
Class F Shares (200 million shares of common stock authorized, $.001 par value)	4,680,540
Class I Shares (200 million shares of common stock authorized, $.001 par value)	8,448,250
Class P Shares (200 million shares of common stock authorized, $.001 par value)	15,538,667
Class R2 Shares (200 million shares of common stock authorized, $.001 par value)	31,308
Class R3 Shares (200 million shares of common stock authorized, $.001 par value)	843,857
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$16.45
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$17.45
Class B Shares-Net asset value	$15.54
Class C Shares-Net asset value	$15.48
Class F Shares-Net asset value	$16.33
Class I Shares-Net asset value	$16.34
Class P Shares-Net asset value	$15.95
Class R2 Shares-Net asset value	$16.27
Class R3 Shares-Net asset value	$16.32

See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2010

Investment income:
Dividends (net of foreign withholding taxes of $28,061)	$38,053,205
Interest	9,183
Total investment income	38,062,388
Expenses:
Management fee	13,041,661
12b-1 distribution plan-Class A	5,461,565
12b-1 distribution plan-Class B	1,648,586
12b-1 distribution plan-Class C	2,714,799
12b-1 distribution plan-Class F	40,308
12b-1 distribution plan-Class P	1,091,198
12b-1 distribution plan-Class R2	1,700
12b-1 distribution plan-Class R3	37,820
Shareholder servicing	4,779,733
Fund administration	967,333
Reports to shareholders	194,837
Registration	131,057
Directors’ fees	96,684
Professional	69,595
Custody	53,123
Other	100,273
Gross expenses	30,430,272
Expense reductions (See Note 7)	(3,024)
Net expenses	30,427,248
Net investment income	7,635,140
Net realized and unrealized gain:
Net realized gain on investments	446,979,625
Net change in unrealized appreciation/depreciation on investments	90,447,869
Net realized and unrealized gain	537,427,494
Net Increase in Net Assets Resulting From Operations	$545,062,634

See Notes to Financial Statements.

Statements of Changes in Net Assets

DECREASE IN NET ASSETS	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
Operations:
Net investment income	$7,635,140	$12,236,205
Net realized gain (loss) on investments	446,979,625	(1,346,975,384)
Net change in unrealized appreciation/depreciation on investments	90,447,869	1,900,841,561
Net increase in net assets resulting from operations	545,062,634	566,102,382
Distributions to shareholders from:
Net investment income
Class A	(5,497,636)	(9,042,277)
Class C	–	(4,617)
Class F	(486,065)	(233,290)
Class I	(871,846)	(1,676,084)
Class P	(662,160)	(1,305,878)
Class R2	(2,010)	(656)
Class R3	(55,462)	(12,493)
Total distributions to shareholders	(7,575,179)	(12,275,295)
Capital share transactions (Net of share conversions) (See Note 11):
Net proceeds from sales of shares	304,232,961	292,825,863
Reinvestment of distributions	6,832,200	11,247,090
Cost of shares reacquired	(1,000,617,485)	(1,394,251,970)
Net decrease in net assets resulting from capital share transactions	(689,552,324)	(1,090,179,017)
Net decrease in net assets	(152,064,869)	(536,351,930)
NET ASSETS:
Beginning of year	$2,639,063,143	$3,175,415,073
End of year	$2,486,998,274	$2,639,063,143
Distributions in excess of net investment income	$(1,010,464)	$(1,004,149)

See Notes to Financial Statements.

Financial Highlights

	Class A Shares
	Year Ended 12/31
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$13.15	$10.43	$18.57	$22.40	$22.41

Investment operations:

Net investment income(a)	.06	.06	.18	.11	.12

Net realized and unrealized gain (loss)	3.30	2.73	(7.24)	.06	2.57

Total from investment operations	3.36	2.79	(7.06)	.17	2.69

Distributions to shareholders from:

Net investment income	(.06)	(.07)	(.26)	(.11)	(.12)

Net realized gain	–	–	(.82)	(3.89)	(2.58)

Total distributions	(.06)	(.07)	(1.08)	(4.00)	(2.70)

Net asset value, end of year	$16.45	$13.15	$10.43	$18.57	$22.40

Total Return(b)	25.55%	26.67%	(39.44)%	.54%	12.36%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.15%	1.16%	1.10%	1.05%	1.07%

Expenses, excluding expense reductions	1.15%	1.16%	1.10%	1.05%	1.07%

Net investment income	.43%	.57%	1.19%	.46%	.51%

Supplemental Data:
Net assets, end of year (000)	$1,610,246	$1,657,302	$2,090,013	$5,736,155	$6,832,134

Portfolio turnover rate	62.12%	109.32%	20.11%	28.24%	19.95%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class B Shares
	Year Ended 12/31
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$12.46	$ 9.89	$17.62	$21.50	$21.65

Investment operations:

Net investment income (loss)(a)	(.04)	(.01)	.07	(.05)	(.04)

Net realized and unrealized gain (loss)	3.12	2.58	(6.82)	.06	2.48

Total from investment operations	3.08	2.57	(6.75)	.01	2.44

Distributions to shareholders from:

Net investment income	–	–	(.16)	– (b)	(.01)

Net realized gain	–	–	(.82)	(3.89)	(2.58)

Total distributions	–	–	(.98)	(3.89)	(2.59)

Net asset value, end of year	$15.54	$12.46	$ 9.89	$17.62	$21.50

Total Return(c)	24.72%	25.99%	(39.88)%	(.16)%	11.60%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.81%	1.81%	1.77%	1.75%	1.76%

Expenses, excluding expense reductions	1.81%	1.81%	1.77%	1.75%	1.76%

Net investment income (loss)	(.31)%	(.08)%	.54%	(.24)%	(.18)%

Supplemental Data:
Net assets, end of year (000)	$121,889	$220,002	$276,790	$684,105	$837,988

Portfolio turnover rate	62.12%	109.32%	20.11%	28.24%	19.95%

(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class C Shares
	Year Ended 12/31
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$12.41	$ 9.85	$17.55	$21.42	$21.58

Investment operations:

Net investment income (loss)(a)	(.03)	(.01)	.07	(.05)	(.04)

Net realized and unrealized gain (loss)	3.10	2.57	(6.79)	.07	2.47

Total from investment operations	3.07	2.56	(6.72)	.02	2.43

Distributions to shareholders from:

Net investment income	–	– (b)	(.16)	– (b)	(.01)

Net realized gain	–	–	(.82)	(3.89)	(2.58)

Total distributions	–	–	(.98)	(3.89)	(2.59)

Net asset value, end of year	$15.48	$12.41	$ 9.85	$17.55	$21.42

Total Return(c)	24.74%	25.99%	(39.90)%	(.12)%	11.59%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.80%	1.81%	1.77%	1.75%	1.76%

Expenses, excluding expense reductions	1.80%	1.81%	1.77%	1.75%	1.76%

Net investment income (loss)	(.22)%	(.09)%	.53%	(.24)%	(.18)%

Supplemental Data:
Net assets, end of year (000)	$278,241	$289,664	$310,015	$812,744	$985,897

Portfolio turnover rate	62.12%	109.32%	20.11%	28.24%	19.95%

(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class F Shares
	Year Ended 12/31			9/28/2007(a) to 12/31/2007
	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$13.06	$10.36	$18.52	$23.55

Investment operations:

Net investment income(b)	.10	.08	.26	.03

Net realized and unrealized gain (loss)	3.27	2.73	(7.28)	(1.42)

Total from investment operations	3.37	2.81	(7.02)	(1.39)

Distributions to shareholders from:

Net investment income	(.10)	(.11)	(.32)	(.18)

Net realized gain	–	–	(.82)	(3.46)

Total distributions	(.10)	(.11)	(1.14)	(3.64)

Net asset value, end of period	$16.33	$13.06	$10.36	$18.52

Total Return(c)	25.84%	27.10%	(39.32)%	(6.06	)%(d)

Ratios to Average Net Assets:

Expenses, including expense reductions	.89%	.88%	.85%	.23	%(d)

Expenses, excluding expense reductions	.89%	.88%	.85%	.23	%(d)

Net investment income	.73%	.77%	1.96%	.14	%(d)

Supplemental Data:
Net assets, end of period (000)	$76,444	$28,272	$12,380	$9

Portfolio turnover rate	62.12%	109.32%	20.11%	28.24%

(a)	Commencement of operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class I Shares
	Year Ended 12/31
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$13.06	$10.36	$18.52	$22.35	$22.37

Investment operations:

Net investment income(a)	.10	.10	.23	.18	.19

Net realized and unrealized gain (loss)	3.29	2.72	(7.24)	.06	2.57

Total from investment operations	3.39	2.82	(7.01)	.24	2.76

Distributions to shareholders from:

Net investment income	(.11)	(.12)	(.33)	(.18)	(.20)

Net realized gain	–	–	(.82)	(3.89)	(2.58)

Total distributions	(.11)	(.12)	(1.15)	(4.07)	(2.78)

Net asset value, end of year	$16.34	$13.06	$10.36	$18.52	$22.35

Total Return(b)	25.98%	27.21%	(39.27)%	.90%	12.69%

Ratios to Average Net Assets:

Expenses, including expense reductions	.80%	.81%	.77%	.75%	.76%

Expenses, excluding expense reductions	.80%	.81%	.77%	.75%	.76%

Net investment income	.73%	.92%	1.55%	.77%	.83%

Supplemental Data:
Net assets, end of year (000)	$138,036	$186,387	$221,556	$613,098	$893,758

Portfolio turnover rate	62.12%	109.32%	20.11%	28.24%	19.95%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class P Shares
	Year Ended 12/31
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$12.75	$10.12	$18.07	$21.89	$21.96

Investment operations:

Net investment income(a)	.04	.05	.16	.07	.08

Net realized and unrealized gain (loss)	3.20	2.64	(7.04)	.07	2.52

Total from investment operations	3.24	2.69	(6.88)	.14	2.60

Distributions to shareholders from:

Net investment income	(.04)	(.06)	(.25)	(.07)	(.09)

Net realized gain	–	–	(.82)	(3.89)	(2.58)

Total distributions	(.04)	(.06)	(1.07)	(3.96)	(2.67)

Net asset value, end of year	$15.95	$12.75	$10.12	$18.07	$21.89

Total Return(b)	25.43%	26.63%	(39.56)%	.43%	12.19%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.25%	1.25%	1.22%	1.20%	1.21%

Expenses, excluding expense reductions	1.25%	1.25%	1.22%	1.20%	1.21%

Net investment income	.32%	.46%	1.10%	.31%	.38%

Supplemental Data:
Net assets, end of year (000)	$247,864	$255,116	$264,246	$638,453	$786,273

Portfolio turnover rate	62.12%	109.32%	20.11%	28.24%	19.95%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class R2 Shares
	Year Ended 12/31		3/24/2008(a) to 12/31/2008
	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$13.04	$10.36	$15.62

Investment operations:

Net investment income(b)	.06	.03	.16

Net realized and unrealized gain (loss)	3.23	2.71	(5.11)

Total from investment operations	3.29	2.74	(4.95)

Distributions to shareholders from:

Net investment income	(.06)	(.06)	(.31)

Net asset value, end of period	$16.27	$13.04	$10.36

Total Return(c)	25.24%	26.47%	(31.58	)%(d)

Ratios to Average Net Assets:

Expenses, including expense reductions	1.38%	1.37%	1.00	%(d)

Expenses, excluding expense reductions	1.38%	1.37%	1.00	%(d)

Net investment income	.44%	.30%	1.37	%(d)

Supplemental Data:
Net assets, end of period (000)	$509	$141	$85

Portfolio turnover rate	62.12%	109.32%	20.11%

(a)	Commencement of operations was 3/24/2008, SEC effective date was 9/14/2007 and date shares first became available to the public was 4/1/2008.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Financial Highlights (concluded)

	Class R3 Shares
	Year Ended 12/31		3/24/2008(a) to 12/31/2008
	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$13.07	$10.38	$15.62

Investment operations:

Net investment income(b)	.06	.04	.16

Net realized and unrealized gain (loss)	3.26	2.73	(5.11)

Total from investment operations	3.32	2.77	(4.95)

Distributions to shareholders from:

Net investment income	(.07)	(.08)	(.29)

Net asset value, end of period	$16.32	$13.07	$10.38

Total Return(c)	25.38%	26.65%	(31.55	)%(d)

Ratios to Average Net Assets:

Expenses, including expense reductions	1.29%	1.25%	.96	%(d)

Expenses, excluding expense reductions	1.29%	1.25%	.97	%(d)

Net investment income	.43%	.38%	1.19	%(d)

Supplemental Data:
Net assets, end of period (000)	$13,769	$2,178	$330

Portfolio turnover rate	62.12%	109.32%	20.11%

(a)	Commencement of operations was 3/24/2008, SEC effective date was 9/14/2007 and date shares first became available to the public was 4/1/2008.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Notes to Financial Statements

1.    ORGANIZATION

Lord Abbett Mid-Cap Value Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law on March 14, 1983.

The Fund’s investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace. The Fund has eight classes of shares: Class A, B, C, F, I, P, R2 and R3 each with different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class B, C, F, I, P, R2 and R3 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in the Fund’s prospectus); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. The Fund’s Class P shares are closed to substantially all investors, with certain exceptions as set forth in the Fund’s prospectus. On March 31, 2010, the Fund no longer made Class B shares available for purchase.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.    SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

Notes to Financial Statements (continued)

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest income in the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for the fiscal years ended December 31, 2007 through December 31, 2010. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2 and R3 shares bear their class-specific share of all expenses and fees relating to the Fund’s 12b-1 Distribution Plan.

(f)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(g)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Notes to Financial Statements (continued)

•	Level 1 - unadjusted quoted prices in active markets for identical investments;

•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s investments carried at value:

Investment Type*	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$2,442,721	$–	$–	$2,442,721
Repurchase Agreement	–	53,850	–	53,850
Total	$2,442,721	$53,850	$–	$2,496,571
*	See Schedule of Investments for values in each industry.

3.    MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Fund has a management agreement with Lord, Abbett & Co. LLC (“Lord Abbett”), pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $200 million	.75%
Next $300 million	.65%
Over $500 million	.50%

For the fiscal year ended December 31, 2010, the effective management fee paid to Lord Abbett was at a rate of .54% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

12b-1 Distribution Plan

The Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2 and R3 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon the Fund’s average daily net assets as follows:

Fees*	Class A		Class B	Class C	Class F	Class P	Class R2	Class R3
Service	.25%	(1)	.25%	.25%	–	.25%	.25%	.25%
Distribution	.10%		.75%	.75%	.10%	.20%	.35%	.25%

*

The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.

(1)	Annual service fee on shares sold prior to June 1, 1990 is .15% of the average daily net asset value attributable to Class A.

Notes to Financial Statements (continued)

Class I shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, for the fiscal year ended December 31, 2010:

Distributor Commissions	Dealers’ Concessions
$148,960	$827,794

Distributor received CDSCs of $2,440 and $12,779 for Class A and Class C shares, respectively, for the fiscal year ended December 31, 2010.

Two Directors and certain of the Fund’s officers have an interest in Lord Abbett.

4.    DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2010 and 2009 was as follows:

	Year Ended 12/31/2010	Year Ended 12/31/2009
Distributions paid from:
Ordinary income	$7,575,179	$12,275,295
Total distributions paid	$7,575,179	$12,275,295

As of December 31, 2010, the components of accumulated losses on a tax-basis were as follows:

Capital loss carryforwards*	$(1,873,654,340)
Temporary differences	(1,025,440)
Unrealized gains – net	656,509,579
Total accumulated losses – net	$(1,218,170,201)
*	As of December 31, 2010, the capital loss carryforwards, along with the related expiration dates, were as follows:

2016	2017	Total
$219,952,301	$1,653,702,039	$1,873,654,340

Notes to Financial Statements (continued)

As of December 31, 2010, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$1,840,061,161
Gross unrealized gain	659,982,861
Gross unrealized loss	(3,473,282)
Net unrealized security gain	$656,509,579

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain securities and wash sales.

Permanent items identified during the fiscal year ended December 31, 2010 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$(66,276)	$148,761	$(82,485)

The permanent differences are attributable to the tax treatment of certain distributions paid and received.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act includes numerous provisions that generally become effective for taxable years beginning after the date of enactment. Management is currently assessing the impact of the Modernization Act as it relates to the Fund.

5.    PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2010 were as follows:

Purchases	Sales
$1,461,729,003	$2,199,298,938

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2010.

6.    DIRECTORS’ REMUNERATION

The Fund’s officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Fund for serving in such capacities. Outside Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

Notes to Financial Statements (continued)

7.    EXPENSE REDUCTIONS

The Fund has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

8.    LINE OF CREDIT

The Fund and certain other funds managed by Lord Abbett have available an unsecured revolving credit facility (“Facility”) from State Street Bank and Trust Company (“SSB”), to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Facility is renewed annually under terms that depend on market conditions at the time of the renewal. The amount available under the Facility is $200,000,000. The annual fee to maintain the Facility (of which each participating fund pays its pro rata share based on the net assets of each participating fund) is .15% of the amount available under the Facility. This amount is included in Other expenses on the Fund’s Statement of Operations. In connection with the current annual renewal, the Fund paid an upfront commitment fee of .05%, which is included in Prepaid expenses and other assets on the Statement of Assets and Liabilities, and is amortized through Other expenses on the Statement of Operations over the annual period of the Facility. Any borrowings under this Facility will bear interest at current market rates as set forth in the credit agreement. As of December 31, 2010, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the fiscal year ended December 31, 2010.

On November 22, 2010, the Fund and certain other funds managed by Lord Abbett entered into a short term extension of the Facility through February 2, 2011. On February 3, 2011, the Facility was renewed for an annual period by the Fund and certain other funds managed by Lord Abbett. The amount available under the Facility remained the same. The annual fee to maintain the Facility was reduced from .15% to .125% and the upfront commitment fee of .05% was removed.

9.    CUSTODIAN AND ACCOUNTING AGENT

SSB is the Fund’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

10.    INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and mid-sized company stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general, and to the changing prospects of individual companies in which the Fund invests. The market may fail to recognize for a long time the intrinsic value of particular value stocks the Fund may hold. The mid-sized company stocks in which the Fund invests may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Due to the Fund’s exposure to foreign companies (and ADRs), the Fund may experience increased market, liquidity, currency, political, information, and other risks.

These factors can affect the Fund’s performance.

Notes to Financial Statements (continued)

11.    SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

		Year Ended December 31, 2010		Year Ended December 31, 2009
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	10,996,506	$155,625,598	17,375,381	$182,805,966
Converted from Class B*	5,708,527	80,511,113	3,947,267	41,875,842
Reinvestment of distributions	312,205	5,060,835	654,697	8,471,591
Shares reacquired	(45,148,117)	(639,237,784)	(96,402,185)	(1,007,506,152)
Decrease	(28,130,879)	$(398,040,238)	(74,424,840)	$(774,352,753)

Class B Shares
Shares sold	362,160	$4,756,236	934,742	$9,429,667
Shares reacquired	(4,133,387)	(54,927,063)	(7,087,013)	(72,840,887)
Converted to Class A*	(6,040,089)	(80,511,113)	(4,172,413)	(41,875,842)
Decrease	(9,811,316)	$(130,681,940)	(10,324,684)	$(105,287,062)

Class C Shares
Shares sold	932,827	$12,487,126	1,346,480	$13,594,060
Reinvestment of distributions	–	–	282	3,431
Shares reacquired	(6,296,545)	(83,560,373)	(9,470,730)	(94,751,393)
Decrease	(5,363,718)	$(71,073,247)	(8,123,968)	$(81,153,902)

Class F Shares
Shares sold	3,683,630	$53,774,148	2,031,252	$16,957,156
Reinvestment of distributions	23,946	385,295	6,694	86,021
Shares reacquired	(1,191,922)	(17,204,417)	(1,068,235)	(11,558,933)
Increase	2,515,654	$36,955,026	969,711	$5,484,244

Class I Shares
Shares sold	2,987,676	$43,032,121	3,826,922	$39,640,669
Reinvestment of distributions	45,074	725,703	115,433	1,483,314
Shares reacquired	(8,856,354)	(119,459,258)	(11,060,151)	(114,109,734)
Decrease	(5,823,604)	$(75,701,434)	(7,117,796)	$(72,985,751)

Class P Shares
Shares sold	1,634,606	$22,505,951	2,810,592	$28,522,689
Reinvestment of distributions	38,437	604,226	95,016	1,192,449
Shares reacquired	(6,137,879)	(83,808,605)	(9,011,890)	(93,034,648)
Decrease	(4,464,836)	$(60,698,428)	(6,106,282)	$(63,319,510)

Class R2 Shares
Shares sold	33,687	$473,564	2,679	$29,333
Reinvestment of distributions	91	1,458	3	41
Shares reacquired	(13,290)	(208,686)	(49)	(585)
Increase	20,488	$266,336	2,633	$28,789

Notes to Financial Statements (concluded)

		Year Ended December 31, 2010		Year Ended December 31, 2009
Class R3 Shares	Shares	Amount	Shares	Amount
Shares sold	831,260	$11,578,217	174,651	$1,846,323
Reinvestment of distributions	3,401	54,683	796	10,243
Shares reacquired	(157,457)	(2,211,299)	(40,559)	(449,638)
Increase	677,204	$9,421,601	134,888	$1,406,928
*

Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Lord Abbett Mid-Cap Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Lord Abbett Mid-Cap Value Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Mid-Cap Value Fund, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 25, 2011

Basic Information About Management

The Board of Directors (the “Board”) is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser.

Interested Directors

The following Directors are associated with Lord Abbett and are “interested persons” of the Fund as defined in the Act. Mr. Dow and Ms. Foster are officers and directors or trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During Past Five Years

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995 and Chairman since 1996

Principal Occupation: Senior Partner of Lord Abbett (since 2007) and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.

Other Directorships: None.

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors or trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010) and Adelphia Communications Inc. (2003 - 2007).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During Past Five Years

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998

Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).

Other Directorships: Previously served as a director of Avondale, Inc. (1991 - 2005) and Interstate Bakeries Corp. (1991 - 2008).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 - 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of WellPoint, Inc., a health benefits company (since 1994). Previously served as a director of Resources Connection, Inc., a consulting firm (2004 - 2007).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2000

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as a director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009) and as a director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1983

Principal Occupation: Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996).

Other Directorships: Currently serves as director of Ace, Ltd. (since 1997). Previously served as a director of Hewitt Associates, Inc. (2004 - 2010).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of Viacell Inc. (2003 - 2007).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During Past Five Years

Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner of Lord Abbett (since 2007), and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2009	Partner and Director, joined Lord Abbett in 1995.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2007	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

Jeff Diamond (1960)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director at Axia Capital Management LLC (2004 - 2006).

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During Past Five Years

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Deputy General Counsel, joined Lord Abbett in 2006 and was formerly an attorney at Morgan, Lewis & Bockius LLP.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007 and was formerly an Executive Vice President and the General Counsel at Cohen & Steers Capital Management, Inc. (1999 - 2007).

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Fund’s Directors. It is available free upon request.

Approval of Advisory Contract

At meetings held on December 15 and 16, 2010, the Board, including all of the Directors who are not interested persons of the Fund or Lord, Abbett & Co. LLC (“Lord Abbett”), considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, including information about the investment performance of the Fund compared to the performance of its benchmark, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, and the examination of the portfolio management team conducted by members of the Contract Committee during the year.

The materials received by the Board included, but were not limited to: (1) information provided by Lipper Inc. (“Lipper”) regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives, including a group of funds within the same investment classification/objective (each group a “performance universe”) and to the investment performance of an appropriate fund index; (2) information on the expense ratios, effective management fee rates, and other expense components for the Fund and similar funds (the “peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that in recent years Lord Abbett had not used brokerage commissions to purchase third-party research, but had changed this practice in 2009, as it previously had discussed with the Board. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance and Compliance. The Board reviewed the Fund’s investment performance in relation to that of two performance universes, the first consisting of mid-cap core funds and the second consisting of mid-cap value funds, both in terms of total return and in terms of other statistical measures. The Board observed that the investment performance of the Class A shares of the Fund was in the second quintile for the nine-month and one-year periods, the fifth quintile for the three-year and five-year periods, and the first quintile for the ten-year period. The Board observed that the investment performance was higher than that of the Lipper Mid-Cap Core Index for the nine-month, one-year, and ten-year periods and lower than that of the Index for the three-year and five-year periods. The Board observed that the investment performance was in the third quintile of the second performance universe for the nine-month period and ten-year periods, the second quintile for the one-year period, and the fifth quintile for the three-year and five-year periods. The Board also observed that the investment performance was higher than that of the Lipper Mid-Cap Value Index for the nine-month and one-year periods and lower than that of the Index for the three-year, five-year, and ten-year periods.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel. The Board also observed that in 2008 one of the Fund’s portfolio managers, Edward von der Linde, had resigned from Lord Abbett, at which time Jeff Diamond began assisting Howard Hansen, the Fund’s other portfolio manager, and with him exercised primarily responsibility for the daily management of the Fund’s portfolio. The Board also observed that in 2009 Mr. Hansen resigned from Lord Abbett, at which time Robert Fetch joined Mr. Diamond in exercising primary responsibility for the daily management of the Fund’s portfolio. The Board noted that Mr. Fetch had had a very strong long-term performance record managing the Small Cap Value Fund. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor LLC (“Distributor”) and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the management fees and expense levels of the Fund in comparison to two peer groups, the first consisting of mid-cap value funds and the second consisting of mid-cap core funds. The Board considered the fiscal periods on which the peer group comparisons were based, and noted that such periods ended before September 30, 2010. It also considered the projected expense levels of the Fund. It also considered the amount and nature of the fees paid by shareholders. As to the first peer group, the Board observed that for the fiscal year ended December 31, 2009 the contractual management and administrative services fees were approximately sixteen basis points below the median of the peer group and the actual management and administrative service fees were approximately seventeen basis points below the median of the peer group. The Board observed that for the fiscal year ended December 31, 2009 the total expense ratios of Class A and Class R3 were approximately twelve basis points below the median of the peer group, the total expense ratios of Class B and Class C were approximately sixteen basis points below the median of the peer group, the total expense ratio of Class F was approximately ten basis points below the median of the peer group, the total expense ratios of Class I and Class P were approximately eleven basis points below the median of the peer group, and the total expense ratio of Class R2 was approximately the same as the median of the peer group. As to the second peer group, the Board observed that for the fiscal year ended December 31, 2009 the contractual management and administrative services fees were approximately fifteen basis points below the median of the peer group and the actual management and administrative service fees were approximately thirteen basis points below the median of the peer group. The Board observed that for the fiscal year ended December 31, 2009 the total expense ratio of Class A was approximately eleven basis points below the median of the peer group, the total expense ratios of Class B and Class C were approximately twenty basis points below the median of the peer group, the total expense ratio of Class F was approximately thirty-seven basis points below the median of the peer group, the total expense ratio of Class I was approximately fourteen basis points below the median of the peer group, the total expense ratio of Class P was approximately eleven basis points below the median of the peer group, the total expense ratio of Class R2 was approximately the same as the median of the peer group, and the total expense ratio of Class R3 was approximately twelve basis points below the median of the peer group. The Board also considered the projected expense ratio of each class and how that expense ratio would relate to the expense ratios of the peer groups.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett’s overall profitability had increased in its 2010 fiscal year. The Board concluded that Lord Abbett’s profitability overall and as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing advisory fee schedule, with its breakpoints in the level of the advisory fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. The Board observed that, in addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

Householding

The Fund has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520; or (iii) sending your request electronically, after paying a duplicating fee, to publicinfo@sec.gov.

Tax Information

100% of the ordinary income distributions paid by the Fund during the year is qualified dividend income. For corporate shareholders, 100% of the ordinary income distributions is qualified for the dividends received deduction.

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Mid-Cap Value Fund, Inc.

LAMCVF-2-1210

(02/11)

Item 2:	Code of Ethics.

(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended December 31, 2010 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics. The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request. To obtain a copy, please call Lord Abbett at 888-522-2388.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: E. Thayer Bigelow, Robert B. Calhoun Jr., Franklin W. Hobbs, and James L.L. Tullis. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended December 31, 2010 and 2009 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2010	2009
Audit Fees {a}	$42,500	$42,000
Audit-Related Fees	- 0 -	- 0 -

Total audit and audit-related fees	$42,000	42,000

Tax Fees {b}	7,058	7,623
All Other Fees	- 0 -	- 0 -

Total Fees	$49,558	$49,558

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended December 31, 2010 and 2009 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•

any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended December 31, 2010 and 2009 were:

	Fiscal year ended:
	2010	2009
All Other Fees {a}	$171,360	$161,385

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SAS 70 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended December 31, 2010 and 2009 were:

	Fiscal year ended:
	2010	2009
All Other Fees	$ - 0 -	$ - 0-

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	Amendments to Code of Ethics – Not applicable.

(a)(2)	Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(a)(3)	Not applicable.

(b)	Certification of each principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT MID-CAP VALUE FUND, INC.

	By:	/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

Date: February 25, 2011

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: February 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

	By:	/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

Date: February 25, 2011

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: February 25, 2011